INCOME TAXES (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 21 – INCOME TAXES
In determining quarterly provisions for income taxes, the Company uses the annual estimated effective tax rate applied to the actual year-to-date profit or loss, adjusted for discrete items arising in that quarter. The Company’s annual estimated effective tax rate differs from the U.S. federal statutory rate primarily as a result of state taxes, foreign taxes, and changes in the Company’s full valuation allowance against its deferred tax assets.

NOTE 23 – INCOME TAXES
The provision (benefit) for income taxes consist of the following, (in thousands):
	Years Ended December 31,
	2022	2021
Provision (benefit) for income taxes
Current
Federal	$—	$—
State	1	1
International	2	1
	$3	$2
U.S. and foreign components of loss from operations before income taxes were as follows (in thousands):
	Years Ended December 31,
	2022	2021
Loss from operations
U.S.	$(11,825)	$(4,979)
Foreign	(1,248)	(769)
	$(13,073)	$(5,748)
The Company’s actual provision (benefit) for income taxes from operations differ from the federal expected income tax provision as follows (in thousands):
	December 31, 2022		December 31, 2021
	Amount	Rate	Amount	Rate
U.S. federal income tax provision (benefit) at statutory rate	$(2,754)	21%	$(1,207)	21%
Increase (decrease) in taxes resulting from:
State income tax expense	1	5%	1	—%
Foreign income and losses taxed at different rates	(68)	1%	(51)	1%
Change in valuation allowance	4,122	(32)%	1,620	(28)%
Paycheck protection program forgiveness	—	—%	(165)	3%
Non-deductible or non-taxable items	(1,302)	5%	(194)	3%
Foreign income taxes	2	—%	—	—%
Effect of income tax rate changes on deferred items	2	—%	(2)	—%
Provision (benefit) for income taxes	$3	—%	$2	—%
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realizability of deferred tax assets, Management evaluates whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on Management’s evaluation, the net deferred tax asset was offset by a full valuation allowance as of December 31, 2022 and 2021, respectively. The deferred tax asset valuation allowance will be reversed if and when the Company generates sufficient taxable income in the future to utilize the tax benefits of the related deferred tax assets.
The tax effects of temporary difference that give rise to a significant portion of deferred tax assets and tax liabilities for the years ended December 31, 2022 and 2021 are as follows (in thousands):
	Years Ended December 31,
	2022	2021
Deferred tax assets:
Accrued expenses and other liabilities	$376	$76
Net operating loss - US Federal	5,556	2,562
Net operating loss - US State	1,188	594
Net operating loss - Foreign	575	246
Property and equipment, net	8	—
Operating lease liability	198	—
Stock based compensation	215	132
Total gross deferred tax assets	$8,116	$3,610
Less: valuation allowance	(7,506)	(3,385)
Total deferred tax assets	610	225
Deferred tax liabilities:
Prepaid expenses and other assets	$(420)	$(191)
Operating lease right of use asset	(190)	—
Property and equipment, net	—	(34)
Total deferred tax liabilities	(610)	(225)
Net deferred income tax asset (liability)	$—	$—
The Company has incurred significant losses in recent periods. As a result, we maintained valuation allowances against our domestic and foreign deferred tax assets as of December 31, 2022 and 2021, to reduce their carrying values to amounts that are realizable either through future reversals of existing taxable temporary differences or through taxable income in carryback years for the applicable jurisdictions.
At December 31, 2022, the Company has federal net operating loss available to carryforward of approximately $26.4 million which will be carried forward indefinitely. Pursuant to IRC §382 of the Internal Revenue Code, the utilization of net operating loss carryforwards may be limited as a result of a cumulative change in stock ownership of more than 50% over a three-year period. The Company has not determined whether such a change has occurred and accordingly, the utilization of the net operating loss carryforwards may be subject to certain limitations.
The Company has state net and foreign operating loss available to carryforward of approximately $27.2 million and $2.2 million, respectively, which begin expiring in 2030 and 2037, respectively, as of December 31, 2022.
The Company has evaluated its tax positions for any uncertainties based on the technical merits of the positions taken. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be upheld on examination by taxing authorities. The Company has analyzed the tax positions taken and has concluded that as of December 31, 2022 and 2021, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability or disclosure in the financial statements.
The Company accrues interest and penalties arising on the underpayment of taxes if the full benefit of a tax position is not recognized in the financial statements. In accordance with ASC 740, Accounting for Income Taxes, interest and penalties are recorded as income tax expense. There have been no penalties or interest paid or incurred during the twelve months ended December 31, 2022 and 2021, respectively.
Management is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, including federal and certain state taxing authorities. As of and for the twelve months ended December 31, 2022 and 2021, the Company did not have a liability for any unrecognized taxes. The Company has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax liabilities will significantly change in the next twelve months. The Company’s 2019 through 2021 tax years are open for examination for federal and state taxing authorities.